U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 21, 2009

SONIC AUTOMOTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13395	56-2010790
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6415 Idlewild Road, Suite 109 Charlotte, North Carolina 28212	28212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 566-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02.	Results of Operations and Financial Condition

Sonic Automotive, Inc. (“Sonic”) is filing this Current Report on Form 8-K to reflect the reclassifications of franchises between discontinued and continuing operations in accordance with the provisions of Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS No. 144”). Although the information in this Current Report is being furnished to the Securities and Exchange Commission (the “Commission”) under Items 2.02 and 9.01 of Form 8-K, we are hereby incorporating this Current Report by reference into our existing and future prospectuses, registration statements and other filings with the Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

During 2008, Sonic completed the disposal of ten automobile franchises and as of December 31, 2008 had approved, but not yet completed, the disposition of 42 additional franchises. In accordance with the provisions of SFAS No. 144, the results of operations of these franchises for the years ended December 31, 2006, 2007 and 2008 were reported as discontinued operations in Sonic’s Annual Report on Form 10-K filed for the year ended December 31, 2008 and the Current Report on Form 8-K filed May 28, 2009.

In the first six months of 2009, Sonic added three additional franchises to assets held for sale, sold one of those franchises and sold or terminated nine of the 42 franchises held for sale at December 31, 2008. In accordance with the provisions of SFAS No. 144, the results of operations of the franchises that were identified for sale subsequent to December 31, 2008 were removed from the results of continuing operations and were included in the results of discontinued operations in Sonic’s Quarterly Report of Form 10-Q for the fiscal quarter ended June 30, 2009. In addition, as of June 30, 2009, Sonic decided to retain 14 franchises that had previously been identified for disposition as of December 31, 2008. In accordance with the provisions of SFAS No. 144, the results of operations of these franchises were removed from the results of discontinued operations and included in the results of continuing operations on Sonic’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2009. Therefore, as of June 30, 2009, Sonic had 21 franchises classified as held for sale.

This Current Report on Form 8-K updates certain financial information for the years ended December 31, 2006, 2007 and 2008 presented in Item 1, 1A, 6, 7, 7A, 8 and 15(a) of the 2008 Annual Report on Form 10-K and Exhibit No. 99.1 in Sonic’s Current Report on Form 8-K filed May 28, 2009 to reflect the reclassifications of franchises between discontinued and continuing operations during the second quarter and six-month period ended June 30, 2009 as discussed above. This reclassification has no effect on Sonic’s:

•	reported net income or net income per share;

•	consolidated balance sheets;

•	statements of stockholders’ equity;

•	statements of cash flows; or

•	the discussion of liquidity and capital resources for these periods.

The updated financial information is set forth in Exhibit 99.1 to this Current Report. Unless otherwise noted, the information in this Current Report and the exhibits filed herewith are as of the date of this Current Report.

Item 9.01:	Financial Statements and Exhibits.

(d) Exhibits

12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Deloitte & Touche LLP

23.2	Consent of Ernst & Young LLP

99.1	Reclassified financial information for the years ended December 31, 2006, 2007 and 2008 in accordance with the provisions of SFAS No. 144

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

By:	/s/ David P. Cosper
Mr. David P. Cosper
Chief Financial Officer

Dated: August 21, 2009

EXHIBIT INDEX

Attached as exhibits to this form are the documents listed below:

Exhibit No.	Description
12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Deloitte & Touche LLP

23.2	Consent of Ernst & Young LLP

99.1	Reclassified financial information for the years ended December 31, 2006, 2007 and 2008 in accordance with the provisions of SFAS No. 144

4